1 West Pharmaceutical Services, Inc. Jefferies 2013 Global Healthcare Conference New York, NY June 4, 2013

2 Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected financial results for 2013 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with generally accepted accounting principles (“GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for a reconciliation and more information regarding limitations.

3 Today’s Discussion  Foundations for growth  Growth drivers  Results and outlook  “By your side” (for 90 Years)

Partnering with our pharmaceutical, device and biotechnology customers from their beginnings, we’ve grown… …to become the preeminent supplier of products used in containing and administering small-volume parenteral drugs For 90 Years

5 PHARMACEUTICAL / BIOTECHNOLOGY GENERIC MEDICAL DEVICE A Diverse, Stable Customer Base (representative healthcare customers) Industry-leading market shares in Europe and North America

6 Business Segments 2012 Revenues (millions)  Contract manufacturing for: • Rx injection systems • Diagnostics, medical/surgical • Consumer  Proprietary products: • Drug reconstitution and fluid transfer • Needle safety •Daikyo Crystal Zenith® products • Drug administration devices • Primary packaging components for liquid and lyophilized Rx: • Vials • Prefillable syringes • Cartridges • IV containers • Secondary packaging components • Elastomers for single-use syringes, IV sets and other disposables • Analytical labs Packaging Systems $915 Delivery Systems $352 Consolidated $1,266

7 Competitive Advantages Pharmaceutical Packaging  Category leader in mature end-markets  “Designed-in” primary packaging barrier to entry  Strong IP base - materials/process/manufacturing technology (HVPs)  Global capabilities for global customers  Key partnerships – Daikyo Seiko, West Mexico Delivery Systems  Manufactures complex systems:  Healthcare focus  Engineering and tooling  Established proprietary product sales:  Drug Reconstitution and Administration  Needle Safety 2008 2009 2010 2011 2012 Segment revenue (constant $)

8 Source: IMS Market Prognosis 2012; IMSCG Analysis; Note1: Pharmerging Markets refers to : China, Brazil, Russia, India, Venezuela, Poland, Argentina, Turkey, Mexico, Ukraine, Vietnam, South Africa, Thailand, Indonesia, Romania, Egypt, Pakistan United States 2011 Size: US$322Bn CAGR 2011-16: 2.4 % Japan 2011 Size: US$115Bn CAGR 2011-16: 2.6% Top-5 Europe 2011 Size: US$154Bn CAGR 2011-16: 0.6% “Pharmerging” Markets1 2011 Size: US$186Bn CAGR 2011-16: 14.3% Rest of World 2011 Size: US$165Bn CAGR 2011-16: 3.5% Overall Pharmaceutical Market Outlook 2011-2016 global pharmaceutical market by region (constant US$) Estimated Global Market 2016: $1,212 Billion CAGR 2011-16: 5.2%

9 Injectable Drug Growth: More, better, different  Persistent growth of injectable therapeutics: • Insulins • Biologics and specialty drugs • Orphan drugs • Generics and biosimilars  Increasing industry and regulatory standards: • Quality • Safety  Changing point-of-care: • Patient focused - Ease of use • Needle safety  Higher value per Rx and course of therapy  Competitive end-markets: Differentiation  Aging population  Broader access to care: • Affordable Care Act • Pharmerging home markets

10 Our Growth Initiatives 2013-2017 Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. *Average Selling Price Packaging Systems Delivery Systems  High-value products: modest unit growth, increasing ASP* and margin  Geographic expansion: China, India sourcing and end-markets  Optimize global operating efficiency Build on Delivery Systems capabilities and proprietary products:  Daikyo Crystal Zenith®  Safety and administration aids  Self-dosing devices/combination products

High-Value Product Sales, Margin Growth Pharmaceutical Packaging Systems 2008-2012 compound annual sales growth rates (excludes currency) Circles reflect relative size of 2012 sales 11

Proprietary Product Sales, Margin Growth Pharmaceutical Delivery Systems 2008-2012 compound annual sales growth rates (excludes currency) Circles reflect relative size of 2012 sales

13 Geographic Expansion: Asia-Pacific Singapore (existing): 1. High-value Product Focus 2. Asia-Pacific market & special items 3. R&D hub & technical center China IV Plastic (existing): Global supply China Elastomer (2013): China market, Efficiency focus India Metal (2014): 1. Asia-Pacific market support India Elastomers (2015): 1. Domestic standard products & local support for multi-nationals 2. Standard product for export

Strategic Focus: Integrating Primary Container and Device

By your side for a healthier world™

Value to West




Components

- Syringe plungers
- Needle shield
- CZ® Vial or container
- Molded components





Elements of the delivery system

- CZ® syringe + other auto-injector
- ConfiDose® + glass
- SmartDose® + glass
- Éris & NovaGuard safety + glass
- Molded systems




Integrated delivery system

- SmartDose® + CZ® cartridge
- ConfiDose® + CZ®
- Éris & NovaGuard + CZ®
- Novel systems
- Co-development

Level of Customer engagement

CZ® is a registered trademark of Daikyo Seiko, Ltd.

14

15 Daikyo CZ Solution with Daikyo FluroTec® Barrier Film  Reduces: • Drug exposure to extractables • Risk of protein aggregation caused by silicone oil • In-process breakage and product returns caused by broken glass • Risk of delamination and glass-particulate contamination • Associated product recall risk/cost  Consistent piston release and travel forces  All drug-contact materials have been used for marketed products FluroTec® is a registered trademark of Daikyo Seiko, Ltd.

16 SmartDose® Electronic Patch Injector Technology Platform Programmed by PDA or PC Dose may be customized Applied and activated by patient  Controlled, subcutaneous, micro-infusion delivery of high volumes and high viscosity drugs  Prefilled cartridge, no need for user filling  Based on Daikyo CZ cartridge  Compact  Hidden needle for safety  Single push-button operation Prototype Operation

17 2012 Overview ($ millions, except per-share data) Year Ended December 31, 2012 2011 Net Sales $ 1,266.4 $1,192.3 Gross Profit 387.7 339.3 Reported Operating Profit 135.1 109.6 Adjusted Operating Profit(1) 141.8 117.6 Reported Diluted EPS $ 2.30 $ 2.16 Adjusted Diluted EPS(1) $ 2.76 $ 2.33  10.1% sales growth at constant currency  30.6% gross margin, 210 basis-point improvement  Accretive repurchase of convertible debt  Completed construction, China elastomers facility  Commenced construction, India metals/elastomers facility (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 22- 25), “Safe Harbor Statement” (Slide 2) for an explanation and reconciliation of these items.

18 First-Quarter 2013 Summary Results (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 22- 25), “Safe Harbor Statement” (Slide 2) for an explanation and reconciliation of these items. ($ millions, except per-share data) Three Months Ended March 31, 2013 2012 Net Sales $ 339.4 $ 316.3 Gross Profit 111.7 101.1 Reported Operating Profit 43.3 41.7 Adjusted Operating Profit (1) 43.3 42.3 Reported Diluted EPS $ 0.90 $ 0.81 Adjusted Diluted EPS (1) $ 0.87 $ 0.83

19 Looking Forward  2013 expectations: • HVP growth continues to enhance sales mix  Modest price increases vs. 2012  Customer inventory requirements • Lead times and backlog • New facility start-up costs to impact margins • Exchange-rate, commodity, and West share price volatility  Expect long-term performance to be driven by: • Further HVP market penetration • “Lean” productivity gains • Execution in China, India • Commercialization of proprietary products See Risk Factors included in the Company’s 2012 annual report on Form 10-K, and any updates on Form 10-Q, for a complete listing of risk factors.

20 Key Take-Away Messages  Designed-in supply-chain partner to pharmaceutical, biotech and medical device customers  Increasing quality and value of our products  Growing portfolio of proprietary products  Well positioned in fast-growing Asian markets  Strong balance sheet, operating cash flow  Disciplined, experienced, management team  Incentives focus on growth, capital efficiency  Twenty consecutive annual dividend increases

21 West Pharmaceutical Services, Inc.

22 Non-GAAP Financial Measures(1) Calendar years 2012 and 2011 (millions, except per-share data) Year ended December 31, 2012 Operating profit Loss on debt extinguishment Income tax expense Net income Diluted EPS Reported (GAAP) 135.1$ 11.6$ 32.7$ 80.7$ 2.30$ Restructuring, impairment & related charges 5.5 - 2.0 3.5 0.10 Acquisition-related contingencies 1.2 - 0.2 1.0 0.03 Extinguishment of debt - (11.6) 1.8 9.8 0.27 Discrete tax items - - (2.1) 2.1 0.06 Adjusted (Non-GAAP) 141.8$ -$ 34.6$ 97.1$ 2.76$ Year ended December 31, 2011 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) 109.6$ 23.5$ 75.5$ 2.16$ Restructuring, impairment & related charges 5.3 1.8 3.5 0.09 Acquisition-related contingencies (0.2) - (0.2) (0.01) Special separation benefits 2.9 1.1 1.8 0.05 Discrete tax items - (1.4) 1.4 0.04 Adjusted (Non-GAAP) 117.6$ 25.0$ 82.0$ 2.33$ (1) See “Notes to Non-GAAP Financial Measures” on the following slides for an explanation of these items.

23 Non-GAAP Financial Measures(1) Three Months Ended March 31, 2013 and 2012 (in millions, except per share data) Three-months ended March 31, 2013 Operating profit Loss on debt extinguishment Income tax expense Net income Diluted EPS Reported (GAAP) $43.3 $0.2 $8.6 $31.7 $0.90 Extinguishment of debt - (0.2) - 0.2 0.01 Discrete tax items - - 1.3 (1.3) (0.04) Adjusted (Non-GAAP) $43.3 $- $9.9 $30.6 $0.87 Three-months ended March 31, 2012 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $41.7 $9.8 $29.2 $0.81 Restructuring, impairment & related charges 0.4 0.1 0.3 0.01 Acquisition-related contingencies 0.2 0.1 0.1 - Discrete tax items - (0.3) 0.3 0.01 Adjusted (Non-GAAP) $42.3 $9.7 $29.9 $0.83 (1) See “Notes to Non-GAAP Financial Measures” on the following slides for an explanation of these items.

24 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see Safe Harbor Statement (slide 2) (continued on following slide) These presentation materials and associated presentation may use the following non-GAAP financial measures:  Adjusted operating profit  Adjusted net income  Adjusted diluted EPS West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non- GAAP measures to the comparable GAAP financial measures is included in the accompanying tables.

25 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see Safe Harbor Statement (Slide 2) ($ millions) The following is a description of the items excluded from adjusted operating profit, adjusted net income and adjusted diluted EPS for the periods presented in the accompanying tables: Restructuring, impairment & related charges – During 2012 and 2011 we incurred restructuring, impairment and related charges associated with the restructuring plan that was announced in 2010, including $0.4 in the first three months of 2012. The 2012 full year period included a $3.4 million impairment charge for one of our product lines. Acquisition-related contingencies – During 2012 and 2011, we increased the liability for contingent consideration related to our 2010 acquisition of SmartDose™ by $1.2 and $0.5, respectively, due to fair value adjustments, of which $0.2 was recognized in the first three months of 2012. During 2011, we also reduced the liability for contingent consideration related to our July 2009 éris™ safety-syringe system acquisition by $0.8. Extinguishment of debt – During 2012, we recognized a loss on debt extinguishment of $11.6 for the purchase premium, transaction costs and a non-cash charge for unamortized debt issuance costs related to our repurchase of $158.4 in aggregate principal amount of 4.00% Convertible Junior Subordinated Debentures Due 2047. During the three months ended March 31, 2013, we repurchased an additional $1.7 in aggregate principal amount of those same obligations, resulting in a pre-tax loss on debt extinguishment of $0.2. Special separation benefits – During 2011, we incurred special separation benefits of $2.9 related to the retirement of our former President and Chief Operating Officer. Discrete tax items – During 2011, we recognized discrete tax charges of $1.4, the majority of which resulted from changes in certain international tax rates that altered previously recorded deferred tax values. During 2012, we recorded net discrete tax charges of $2.1 resulting from the impact of intercompany dividends on foreign tax credits, the impact of changes in tax rates in certain foreign tax jurisdictions on our deferred tax balances, and the reduction of deferred tax assets associated with the legal restructuring of our Puerto Rico operations, of which $0.3 was recognized in the three months ended March 31, 2012. During the three months ended March 31, 2013, we recorded a discrete tax benefit of $1.3 for the retroactive effect of the January 2013 reinstatement of the U.S. credit for increasing research activities in calendar year 2012.